SUPPLEMENT TO THE FIDELITY REAL ESTATE HIGH INCOME FUND II
A FUND OF FIDELITY COVINGTON TRUST
STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 28, 1997
The following information replaces similar information found in the "Investment Policies and Limitations" section on page 2.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.